UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2026

I-ON Digital Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-54995	46-3031328
(State of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification Number)

1244 N. Stone Street, Unit 3

Chicago, Illinois 60610

(Address of principal executive offices) (Zip code)

(866) 440-2278

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 2 (this “Amendment”) to the Current Report on Form 8-K of I-ON Digital Corp. (the Company”) amends the Company’s Current Report on Form 8-K, which was filed with the Securities and Exchange Commission on June 12, 2026 (the “Original Report”) and subsequently amended on July 10, 2026 (the “Amended Report,” and together with the Original Report, the “Report”). The Company is filing this Amendment to revise the Report to more accurately disclose that the awards disclosed in the Report have not yet been issued or granted by the Company and no agreement with any intended recipient has been made as of the date of this Amendment.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 8, 2026, the Board of Directors (the “Board”) of I-ON Digital Corp. (the “Company”) approved the I-ON Digital Corp. 2026 Equity Incentive Plan (the “2026 Plan”). The 2026 Plan is designed to help the Company secure and retain services of employees, directors, and consultants, provide incentives for maximum effort, and allow participants to benefit from increases in the value of the Company’s stock. The 2026 Plan provides for eight categories of Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights, (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Stock Awards, (vii) Performance Cash Awards, and (viii) Other Stock Awards. Pursuant to the 2026 Plan, 100,000 shares of the Company’s Series E Convertible Preferred Stock (the “Series E Shares”) are reserved for issuance pursuant to awards granted under the 2026 Plan (the “Share Reserve”). In addition, the Share Reserve will automatically increase on January 1st of each year, for a period of not more than ten years, commencing on January 1, 2027, in an amount equal to 4% of the total number of shares of Capital Stock outstanding on December 31st of the preceding calendar year.

The foregoing description of the 2026 Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the 2026 Plan which is filed as Exhibit 10.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	I-ON Digital Corp. 2026 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2026	By:	/s/ Carlos X. Montoya
Carlos X. Montoya
Chief Executive Officer